Exhibit 99.1

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Contact: Liz Sharp, VP Investor Relations

American Outdoor Brands Corporation

(413) 747-6284

lsharp@aob.com

American Outdoor Brands Corporation Reports

First Quarter Fiscal 2020 Financial Results

SPRINGFIELD, Mass., August 29, 2019 -- American Outdoor Brands Corporation (NASDAQ Global Select: AOBC), one of the world’s leading providers of firearms and quality products for the shooting, hunting, and rugged outdoor enthusiast, today announced financial results for the first quarter fiscal 2020, ended July 31, 2019.

First Quarter Fiscal 2020 Financial Highlights

•	Quarterly net sales were $123.7 million compared with $138.8 million for the first quarter last year, a decrease of 10.9%.

•	Gross margin for the quarter was 38.7% compared with 37.8% for the comparable quarter last year.

•	Quarterly GAAP net loss was $2.1 million, or $(0.04) per diluted share, compared with net income of $7.6 million, or $0.14 per diluted share, for the comparable quarter last year.

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Quarterly non-GAAP net income was $1.7 million, or $0.03 per diluted share, compared with $11.7 million, or $0.21 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments to net income exclude a number of acquisition-related costs and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $17.5 million, or 14.1% of net sales, compared with $28.4 million, or 20.4% of net sales, for the comparable quarter last year.

James Debney, American Outdoor Brands Corporation President and Chief Executive Officer, commented, “Our results for the first quarter reflected our ability to remain focused on executing our strategic plan, while addressing the challenges of ongoing softness in the firearms market. During the quarter, we achieved significant milestones at our new Missouri Campus, which houses our Logistics & Customer Services Division and Outdoor Products & Accessories Division, and serves as the centralized logistics, warehousing, and distribution operation for our entire business. Those milestones included the successful transfer of our entire firearms shipping operations to the new facility, as well as the consolidation and subsequent shuttering of our Jacksonville, Florida business. Our Missouri Campus is an important strategic initiative that will ultimately allow us to lower our costs, better serve our customers, and achieve our objective to be the leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast.”

Jeff Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, commented, “At the end of the quarter, our balance sheet remained strong with cash of $30.7 million and total net borrowings of $149.1 million dollars. That, combined with our twelve-month trailing EBITDAS, translates to a net leverage ratio of just 1.5.”

Financial Outlook

AMERICAN OUTDOOR BRANDS CORPORATION

NET SALES AND EARNINGS PER SHARE GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION (Unaudited)

	Range for the Three Months Ending October 31, 2019		Range for the Year Ending April 30, 2020
Net sales (in thousands)	$140,000	$150,000	$630,000	$650,000

GAAP (loss)/income per share - diluted	$(0.04)	$—	$0.41	$0.49
Amortization of acquired intangible assets	0.09	0.09	0.36	0.36
Diode recall	—	—	(0.01)	(0.01)
Transition costs	0.01	0.01	0.06	0.06
Tax effect of non-GAAP adjustments	(0.03)	(0.03)	(0.11)	(0.11)

Non-GAAP income per share - diluted	$0.03	$0.07	$0.70 *	$0.78 *

* Does not foot due to rounding.

Conference Call and Webcast

The company will host a conference call and webcast today, August 29, 2019, to discuss its first quarter fiscal 2020 financial and operational results. Speakers on the conference call will include James Debney, President and Chief Executive Officer, and Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference identification number 3384868. No RSVP is necessary. The conference call audio webcast can also be accessed live on the company’s website at www.aob.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) transition costs, (iii) fair value inventory step-up expense, (iv) recall related expenses, (v) the tax effect of non-GAAP adjustments, (vi) net cash (used in)/provided by operating activities, (vii) net cash used in investing activities, (viii) acquisition of businesses, net of cash acquired, (ix) receipts from note receivable, (x) interest expense (xi) income tax expense, (xii) depreciation and amortization, and (xiii) stock-based compensation expenses, ; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About American Outdoor Brands Corporation

American Outdoor Brands Corporation (NASDAQ Global Select: AOBC) is a provider of quality products for shooting, hunting, and rugged outdoor enthusiasts in the global consumer and professional markets. The Company reports two segments: Firearms and Outdoor Products & Accessories. Firearms manufactures handgun, long gun, and suppressor products sold under the iconic Smith & Wesson®, M&P®, Thompson/Center Arms™, and Gemtech® brands, as well as provides forging, machining, and precision plastic injection molding services. AOB Outdoor Products & Accessories is an industry leading provider of shooting, reloading, gunsmithing, gun cleaning supplies, specialty tools and cutlery, and electro-optics products and technology for firearms. This segment produces innovative, top quality products under the brands Caldwell®; Crimson Trace®; Wheeler®; Tipton®; Frankford Arsenal®; Lockdown®; BOG®; Hooyman®; Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; Performance Center® Accessories; Schrade®; Old Timer®; Uncle Henry®; Imperial®; BUBBA®; UST®; and LaserLyte. For more information on American Outdoor Brands Corporation, call (844) 363-5386 or log on to www.aob.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our long-term strategy of being the leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast market; our belief that our new Logistics & Customer Services facility in Missouri, which will serve as the centralized logistics, warehousing, and distribution operation for all of our products, will allow us to lower our costs, better serve our customers, and achieve our objective to be the leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast; and our expectations for net sales, GAAP income per diluted share, acquisition-related costs, amortization of acquired intangible assets, fair value inventory step-up and backlog expense, tax effect of non-GAAP adjustments, and non-GAAP income per diluted share for the second quarter of fiscal 2020 and for fiscal 2020. We caution that these statements are qualified by important risks, uncertainties and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability and costs of raw materials and components; the impact of protectionist tariffs and trade wars; speculation surrounding fears of terrorism and crime; our anticipated growth and growth opportunities; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; our penetration rates in new and existing markets; our strategies; our ability to maintain and enhance brand recognition and reputation; risks associated with the establishment of our new 630,000 square foot Logistics & Customer Services facility in Missouri; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our outdoor products and accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2019.

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of:
	July 31, 2019	April 30, 2019
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$30,732	$41,015
Accounts receivable, net of allowance for doubtful accounts of $2,294 on July 31, 2019 and $1,899 on April 30, 2019	70,242	84,907
Inventories	195,448	163,770
Prepaid expenses and other current assets	9,350	6,528
Income tax receivable	2,140	2,464

Total current assets	307,912	298,684

Property, plant, and equipment, net	174,355	183,268
Intangibles, net	87,113	91,840
Goodwill	182,267	182,269
Other assets	20,808	10,728

	$772,455	$766,789

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$29,549	$35,584
Accrued expenses and deferred revenue	35,750	39,322
Accrued payroll and incentives	10,598	21,473
Accrued income taxes	248	175
Accrued profit sharing	3,516	2,830
Accrued warranty	4,987	5,599
Current portion of notes and loans payable	79,800	6,300

Total current liabilities	164,448	111,283
Deferred income taxes	9,683	9,776
Notes and loans payable, net of current portion	99,467	149,434
Finance lease payable, net of current portion	40,708	45,400
Other non-current liabilities	15,091	6,452

Total liabilities	329,397	322,345

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 72,987,388 shares issued and 54,820,526 shares outstanding on July 31, 2019 and 72,863,624 shares issued and 54,696,762 shares outstanding on April 30, 2019	73	73
Additional paid-in capital	264,230	263,180
Retained earnings	400,838	402,946
Accumulated other comprehensive income	292	620
Treasury stock, at cost (18,166,862 shares on July 31, 2019 and April 30, 2019)	(222,375)	(222,375)

Total stockholders’ equity	443,058	444,444

	$772,455	$766,789

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	For the Three Months Ended
	July 31, 2019	July 31, 2018
	(Unaudited)
	(In thousands, except per share data)
Net sales	$123,665	$138,833
Cost of sales	75,811	86,411

Gross profit	47,854	52,422

Operating expenses:
Research and development	3,229	2,810
Selling, marketing, and distribution	16,773	11,615
General and administrative	26,709	24,521

Total operating expenses	46,711	38,946

Operating income	1,143	13,476

Other (expense)/income, net:
Other income/(expense), net	5	(18)
Interest expense, net	(2,627)	(2,001)

Total other (expense)/income, net	(2,622)	(2,019)

(Loss)/income from operations before income taxes	(1,479)	11,457
Income tax expense	629	3,812

Net (loss)/income	(2,108)	7,645
Net (loss)/income per share:
Basic	$(0.04)	$0.14

Diluted	$(0.04)	$0.14

Weighted average number of common shares outstanding:
Basic	54,783	54,345
Diluted	54,783	54,931

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Three Months Ended
	July 31, 2019	July 31, 2018
	(In thousands)
Cash flows from operating activities:
Net (loss)/income	$(2,108)	$7,645
Adjustments to reconcile net income to net cash (used in)/provided by operating activities:
Depreciation and amortization	14,346	12,852
Loss on sale/disposition of assets	—	7
Provision for losses on notes and accounts receivable	634	55
Deferred income taxes	—	(1,520)
Stock-based compensation expense	1,588	1,990
Changes in operating assets and liabilities:
Accounts receivable	14,031	15,208
Inventories	(31,678)	(13,538)
Prepaid expenses and other current assets	(2,822)	(2,363)
Income taxes	397	3,892
Accounts payable	(6,015)	(3,921)
Accrued payroll and incentives	(10,875)	(653)
Accrued profit sharing	686	254
Accrued expenses and deferred revenue	(6,675)	(8,568)
Accrued warranty	(612)	(656)
Other assets	428	(62)
Other non-current liabilities	(463)	17

Net cash (used in)/provided by operating activities	(29,138)	10,639

Cash flows from investing activities:
Payments to acquire patents and software	(123)	(190)
Proceeds from sale of property and equipment	—	1
Payments to acquire property and equipment	(3,695)	(6,919)

Net cash used in investing activities	(3,818)	(7,108)

Cash flows from financing activities:
Proceeds from loans and notes payable	25,000	—
Payments on finance lease obligation	(214)	(161)
Payments on notes and loans payable	(1,575)	(26,575)
Proceeds from exercise of options to acquire common stock	—	139
Payment of employee withholding tax related to restricted stock units	(538)	(556)

Net cash provided by/(used in) financing activities	22,673	(27,153)

Net decrease in cash and cash equivalents	(10,283)	(23,622)
Cash and cash equivalents, beginning of period	41,015	48,860

Cash and cash equivalents, end of period	$30,732	$25,238

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$1,690	$1,220
Income taxes	$235	$484

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data) (Unaudited)

	For the Three Months Ended
	July 31, 2019		July 31, 2018
	$	% of Sales	$	% of Sales
GAAP gross profit	$47,854	38.7%	$52,422	37.8%
Diode recall	(589)	-0.5%	—	—
Fair value inventory step-up	—	—	150	0.1%
Transition costs	620	0.5%	—	—

Non-GAAP gross profit	$47,885	38.7%	$52,572	37.9%

GAAP operating expenses	$46,711	37.8%	$38,946	28.1%
Amortization of acquired intangible assets	(4,770)	-3.9%	(5,446)	-3.9%
Transition costs	(466)	-0.4%	—	0.0%

Non-GAAP operating expenses	$41,475	33.5%	$33,500	24.1%

GAAP operating income	$1,143	0.9%	$13,476	9.7%
Fair value inventory step-up	—	0.0%	150	0.1%
Diode recall	(589)	-0.5%	—	—
Amortization of acquired intangible assets	4,770	3.9%	5,446	3.9%
Transition costs	1,086	0.9%	—	—

Non-GAAP operating income	$6,410	5.2%	$19,072	13.7%

GAAP net (loss)/income	$(2,108)	-1.7%	$7,645	5.5%
Fair value inventory step-up	—	—	150	0.1%
Amortization of acquired intangible assets	4,770	3.9%	5,446	3.9%
Diode recall	(589)	-0.5%	—	—
Transition costs	1,086	0.9%	—	—
Tax effect of non-GAAP adjustments	(1,422)	-1.1%	(1,550)	-1.1%

Non-GAAP net income	$1,737	1.4%	$11,691	8.4%

GAAP net income per share - diluted	$(0.04)		$0.14
Fair value inventory step-up	—		—
Amortization of acquired intangible assets	0.09		0.10
Diode recall	(0.01)		—
Transition costs	0.02		—
Tax effect of non-GAAP adjustments	(0.03)		(0.03)

Non-GAAP net income per share - diluted	$0.03		$0.21

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended
	July 31, 2019	July 31, 2018
Net cash (used in)/provided by operating activities	$(29,138)	$10,639
Net cash used in investing activities	(3,818)	(7,108)

Free cash flow	$(32,956)	$3,531

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET (LOSS)/INCOME TO NON-GAAP ADJUSTED EBITDAS

(in thousands)

(Unaudited)

	For the Three Months Ended
	July 31, 2019	July 31, 2018
GAAP net (loss)/income	$(2,108)	$7,645
Interest expense	2,763	2,031
Income tax (benefit)/expense	629	3,812
Depreciation and amortization	14,092	12,744
Stock-based compensation expense	1,588	1,989
Diode Recall	(589)	—
Fair value inventory step-up	—	150
Transition costs	1,086	—

Non-GAAP Adjusted EBITDAS	$17,461	$28,371